UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2020

HELIUS MEDICAL TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	001-38445	36-4787690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

642 Newtown Yardley Road, Suite 100 Newtown, PA		18940
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (215) 944-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2020, the Helius Medical Technologies, Inc. (the “Registrant”) issued a press release that announced its preliminary results of operations for the quarter ended June 30, 2020.  A copy of this press release, which is incorporated herein by reference, is furnished (with respect to the information contained in this Item 2.02) as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02, and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Registrant’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Preliminary Second Quarter 2020 Financial Results

Preliminary revenue for the second quarter of 2020 is expected to be approximately $0.1 million, compared to $0.5 million in the second quarter of 2019. The Company’s revenue was generated almost exclusively through sales of the PoNS device pursuant to supply agreements with neuroplasticity clinics in Canada.

Gross profit for the second quarter of 2020 is expected to be approximately $0.1 million, compared to gross profit of $0.3 million in the second quarter of 2019. Operating expenses for the second quarter of 2020 are expected to be approximately $3.7 million, compared to $6.1 million in the second quarter of 2019. The year-over-year decrease in operating expenses was primarily driven by an expected decrease of approximately $1.5 million, or 39%, in selling, general and administrative expenses. The decrease in selling, general and administrative expenses was primarily due to a reduction in commercial operations expenses coupled with a reduction in wages and salaries.

Six Months Ended June 30, 2020 Financial Results

Preliminary revenue for the six months ended June 30, 2020 is expected to be approximately $0.3 million, compared to $1.2 million in the prior year period. The Company’s revenue was generated almost exclusively through sales of the PoNS device pursuant to supply agreements with neuroplasticity clinics in Canada.

Gross profit for the six months ended June 30, 2020 is expected to be approximately $0.2 million, compared to gross profit of $0.7 million in the prior year period. Operating expenses for the six months ended June 30, 2020 are expected to be approximately $7.8 million, compared to $13.4 million in the prior year period.

The Company has not completed the preparation of its financial statements for the quarter ended June 30, 2020 and additional details with respect to the quarter ended June 30, 2020 results of operations are not yet available. The Company plans to release quarter ended June 30, 2020 actual results after the completion of its quarterly review.

Cash Position

As of June 30, 2020, the Company had cash of $5.3 million, compared to $5.5 million at December 31, 2019. The Company had no debt outstanding at June 30, 2020.

Regulatory Update

On August 4, 2020, the Company submitted a request to the U.S. Food and Drug Administration (“FDA”) for de novo classification and clearance of the Portable Neuromodulation Stimulator (PoNSTM) device for the treatment of gait deficit due to symptoms of Multiple Sclerosis (“MS”), to be used as an adjunct to a supervised therapeutic exercise program.

Forward-Looking Statements

The second quarter 2020 financial results contained in this Current Report on Form 8-K are subject to finalization in connection with the preparation of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020. This Current Report on Form 8-K may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act and

Section 21E of the Exchange Act. Forward-looking statements are often identified by terms such as “believe,” “continue,” “look forward,” “will” and similar expressions. Such forward-looking statements include, among others, statements about Registrant’s preliminary second quarter 2020 financial information, future clinical and regulatory development plans for the PoNS device, the success of the Registrant’s planned study and the potential receipt of regulatory clearance of the PoNS device in the United States. These forward-looking statements are based on information currently available to the Registrant and its current plans or expectations, and are subject to a number of uncertainties and risks that could significantly affect current plans. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including the uncertainties associated with the clinical development process and FDA regulatory submission and approval process, including the Registrant’s capital requirements to achieve its business objectives and other risks detailed from time to time in the filings made by the Registrant with securities regulators, and including the risks and uncertainties about the Registrant’s business described in the “Risk Factors” sections of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2019, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed on May 11, 2020 and its other filings with the United States Securities and Exchange Commission. The Registrant is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description

99.1	Press Release, dated August 6, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Date: August 6, 2020	By:	/s/ Joyce LaViscount
Joyce LaViscount
Chief Financial Officer

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